SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported) March 3, 1998(February 17, 1998)
                                                -------------------------------


                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


         California               33-3657                94-3199021
        (State or other         (Commission              (IRS Employer
        jurisdiction of         File Number)        Identification Number)
        incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:  (650) 343-9300
                                                     --------------












                   This Form 8-K contains a total of 6 pages.

                              No exhibit required.

Item 5.  OTHER EVENTS

On February 17, 1998, post-closing contingencies were satisfied for the completion of the transfer of Glenborough Partners', a California Limited Partnership (the Registrant's) 25% interest in GRC Airport Associates ("Airport") to Glenborough Properties L.P. ("GPLP"), an affiliated partnership, for 112,877 limited partnership units in GPLP.

The number of GPLP limited partnership units received by the Registrant in exchange for the 25% interest in Airport was based on the Registrant's distributable cash ($3,145,774) from the sale of the Airport property on February 17, 1998, in accordance with Airport's partnership agreement and the fair market value of 112,877 GPLP units. The Registrant will record its investment in the 112,877 GPLP units at its carrying value of its investment in Airport.

Item 7.  FINANCIAL STATEMENTS

(b)  PRO FORMA FINANCIAL INFORMATION

The following pro forma financial statements represent the Registrant's balance sheet as of September 30, 1997 and the statement of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 as if the transaction described in Item 5 had occurred on January 1, 1996. These financials are adjusted for the applicable transactions disclosed on this Form 8-K as well as the Form 8-Ks filed with the Securities and Exchange Commission on September 24, 1996, April 18, 1997 and July 16, 1997, to arrive at Pro Forma financial statements.

                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP
                      Pro Forma Consolidated Balance Sheet
                            As of September 30, 1997
                                 (in thousands)
                                                                  Adjustments
                                                                      for
                                                Historical         8-K Filings      Pro Forma
Assets
Real estate held for sale, net                  $     ---        $      ---        $     ---
Land held for investment                              517               ---              517
Cash and cash equivalents                             396               108              504
Marketable securities, at fair value                1,869               ---            1,869
Deposits in escrow                                    299               ---              299
Notes receivable                                      451               ---              451
Investments in affiliated partnerships              1,587               (96)           1,491
Investments in unaffiliated partnerships            3,742               ---            3,742
Investment in management contracts, net             1,817               ---            1,817
Other assets                                          511               245              756
                                                ---------        ----------        ---------

     Total assets                               $  11,189        $      257       $   11,446
                                                =========        ==========       ==========

Liabilities and Partners' Equity
Liabilities:
     Notes payable                              $   6,451        $      ---        $   6,451
     Accounts payable and other liabilities           463                 5              468
                                                ---------        ----------        ---------

     Total liabilities                              6,914                 5            6,919
                                                ---------        ----------        ---------
Minority interest                                     410               ---              410

Partners' equity:
     General partner                                  410                 6              416
     Limited partners                               3,455               246            3,701
                                                ---------        ----------        ---------

     Total partners' equity                         3,865               252            4,117
                                                ---------        ----------        ---------

     Total liabilities and partners' equity     $  11,189        $      257       $   11,446
                                                =========        ==========       ==========

                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP
                 Pro Forma Consolidated Statement of Operations
                  For the nine months ended September 30, 1997
           (in thousands, except per unit data and units outstanding)

                                                                             Adjustments
                                                                                 for
                                                           Historical        8-K Filings       Pro Forma
Revenue:
     Rental income                                         $      28        $      (28)       $     ---
     Income from management contracts                            366               ---              366
     Income from investments in
         affiliated partnerships                                 557               108              665
     Equity in earnings of investments in partnerships           218               (96)             122
     Interest and other income                                   144                38              182
                                                           ---------        ----------        ---------

                Total revenue                                  1,313                22            1,335
                                                           ---------        ----------        ---------

Expenses:
     Operating, including $5 paid to an affiliate                379              (108)             271
     General and administrative, including $125
         paid to an affiliate                                    535                (2)             533
     Depreciation and amortization                                31                (1)              30
     Interest expense                                            272               (30)             242
     Loss on sale of real estate                                  89               (89)             ---
                                                           ---------        -----------       ---------

                Total expenses                                 1,306              (230)           1,076
                                                           ---------        -----------       ---------

Income from operations before minority interest                    7               252              259

Minority interest in net loss of consolidated entity              74               ---               74
                                                           ---------        ----------        ---------

Net income                                                 $      81        $      252        $     333
                                                           =========        ==========        =========


Net income per limited partnership unit                    $    .03         $      .08        $     .11
                                                           ========         ==========        =========


Weighted average number of limited partnership
  units outstanding during the period used to
  compute net income per limited
  partnership unit                                        2,907,626         2,907,626        2,907,626
                                                        ============      ============      ===========

                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP
                 Pro Forma Consolidated Statement of Operations
                      For the year ended December 31, 1996
           (in thousands, except per unit data and units outstanding)

                                                                               Adjustments
                                                                                  for
                                                              Historical       8-K Filings      Pro Forma
Revenue:
     Rental income                                            $     563        $     (563)       $    ---
     Income from investments in
         affiliated partnerships                                    502               102             604
     Equity in earnings of investments in partnerships               86               (86)            ---
     Dividend, interest and other income                            430              (240)            190
                                                              ---------        -----------       --------

                Total revenue                                     1,581              (787)            794
                                                              ---------        -----------       --------

Expenses:
     Operating, including $47 paid to an affiliate                  517              (498)             19
     General and administrative, including $217
         paid to an affiliate                                       316               (10)            306
     Depreciation and amortization                                   74               (74)            ---
     Interest expense                                               427              (258)            169
     Provision for impairment of real estate held for sale        1,090            (1,090)            ---
                                                              ---------        -----------       --------

                Total expenses                                    2,424            (1,930)            494
                                                              ---------        -----------       --------

Income (loss) before extraordinary item                            (843)            1,143             300

Extraordinary item:
     Gain on forgiveness of debt                                    125              (125)            ---
                                                              ---------        -----------       --------

Net income (loss)                                             $    (718)       $    1,018        $    300
                                                              ==========       ==========        ========



Per Limited Partnership Unit:
     Income (loss) before extraordinary item                  $   (.28)        $      .38        $    .10
                                                              ========         ==========        ========
     Extraordinary item                                       $    .04         $     (.04)       $    ---
                                                              ========         ===========       ========
     Net income (loss)                                        $   (.24)        $      .34        $    .10
                                                              =========        ==========        ========


Weighted average  number of limited  partnership
  units outstanding during the period used to
  compute net income (loss) per limited
  partnership unit                                           2,936,376          2,936,376        2,936,376
                                                            ==========         ==========       ==========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP


                                         By: Glenborough Corporation,
                                             a California corporation
                                             Its Managing General Partner



      Date:  March 3, 1998                   By: /s/ Terri Garnick
                                                 -----------------
                                                 Terri Garnick
                                                 Chief Financial Officer